                                              Supplement to Prospectus Dated May 1, 2002
                                                    Supplement dated July 31, 2002

This Supplement  should be retained with the current  Prospectus for your variable  annuity  contract  issued by American  Skandia Life
Assurance  Corporation  ("American  Skandia").  If  you  do  not  have  a  current  prospectus,  please  contact  American  Skandia  at
1-800-SKANDIA.

                                                 A. PORTFOLIO/SUB-ACCOUNT NAME CHANGE

Galaxy VIP High Quality Bond Portfolio/Sub-account

Effective  July 31,  2002,  the Galaxy VIP High  Quality  Bond  portfolio  will  change its name to Galaxy VIP Quality  Plus Bond.  All references in the Prospectus to Galaxy VIP High Quality Bond are deleted and replaced with Galaxy VIP Quality Plus Bond.

                                                         B. INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Effective July 31, 2002, the investment objective and/or policy of certain Sub-accounts has changed as follows:

GAL VIP Equity:  The sentence "The Portfolio  normally invests at least 75% of its total assets in a broadly  diversified  portfolio of equity  securities  issued by U.S.  companies,  primarily  common stocks and  securities  that can be converted  into common stocks" is deleted and replaced with the following:

"Under normal  circumstances,  the Portfolio invests at least 80% of its net assets (plus any borrowings for investment  purposes) in a broadly  diversified  portfolio of equity  securities  issued by U.S.  companies,  primarily  common stocks and securities  that can be converted into common stocks."

GAL VIP Quality Plus Bond (f/k/a GAL VIP High Quality Bond):  The sentence "Under normal market  conditions,  the Portfolio will invest at least 65% of its total assets in high quality debt obligations  that have one of the top two ratings assigned by S&P or Moody's,  or unrated securities determined by the investment adviser to be of comparable quality" is deleted and replaced with the following:

"Substantially  all of the Portfolio's  investments  (under normal  circumstances,  at least 80% of the Portfolio's net assets plus any borrowings for investment  purposes) will be debt  obligations  of investment  grade quality.  The Portfolio  expects that under normal circumstances  at least 50% of its net assets plus any  borrowings  for  investment  purposes  will be invested  in high  quality  debt obligations  that have one of the top two ratings assigned by S&P or Moody's or unrated  securities  determined by the adviser to be of comparable quality.

GAL2 - SUPP. (07/31/2002)                                         1                                                           FLEET